Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	174	1,042	(18,092)	(22,338)	1,840	3,137
Investment securities, at market	1,306,525	1,299,985	1,254,963	1,220,319	1,187,641	1,102,929
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,366,699	1,361,027	1,296,871	1,257,981	1,249,481	1,166,066

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	13,439,301	13,439,301	13,439,301	14,096,550	14,096,550	14,096,550
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	34,939,301	34,939,301	34,939,301	35,596,550	35,596,550	35,596,550

TOTAL ASSETS	36,306,000	36,300,328	36,236,172	36,854,531	36,846,031	36,762,616

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted April 7, 2008	Signed /s/ Gary N Thompson	Printed Name of Signatory Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-1B

	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08
LIABILITIES:
Post-Petition debt (Sched. C)	60,592	67,821	31,629	25,649	28,066	6,988

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,216,906	138,224,135	138,187,943	138,181,963	138,184,380	138,163,302

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	3,129,890	3,116,989	3,089,025	3,713,364	3,702,447	3,640,110

TOTAL SHAREHOLDERS EQUITY	(101,910,906)	(101,923,807)	(101,951,771)	(101,327,432)	(101,338,349)	(101,400,686)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	36,306,000	36,300,328	36,236,172	36,854,531	36,846,031	36,762,616

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-2
STATEMENT OF INCOME

	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08
REVENUE:
Net investment income	5,747	5,096	4,447	3,941	2,681	2,539
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(6,949)	(6,949)	(6,745)	(7,583)	(7,582)	(7,583)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	(6,955)	0	0	0
Legal fees and expenses	(34,394)	(9,366)	(17,701)	(26,985)	(3,995)	(5,155)
Accounting fees and expenses	(5,174)	0	0	0	0	0
Insurance	0	0	0	0	0	(50,000)
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,630)	(1,668)	(1,006)	(2,247)	(2,016)	(2,084)
Miscellaneous	(5)	(14)	(5)	(37)	(5)	(54)

NET OPERATING INCOME / LOSS	(43,405)	(12,901)	(27,965)	(32,911)	(10,917)	(62,337)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	1,255,712	0	0	476,849	0	0
Equity in unrealized losses of securities of AIC	238,447	0	0	180,400	0	0

TOTAL OTHER INCOME (EXPENSE)	1,494,159	0	0	657,249	0	0

NET INCOME (LOSS)	1,450,754	(12,901)	(27,965)	624,338	(10,917)	(62,337)

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	Form OPR-3
SOURCES AND USE OF CASH

	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08
CASH DIFFERENCE:
Current ending cash balance	174	1,042	(18,092)	(22,338)	1,840	3,137
Less ending prior month balance	(1,045)	(174)	(1,042)	18,092	22,338	(1,840)

NET CASH INCREASE (DECREASE)	(871)	868	(19,134)	(4,246)	24,178	1,297

SOURCES OF CASH:
Net income (loss)	1,450,754	(12,901)	(27,965)	624,338	(10,917)	(62,337)
Equity in earnings and unrealized losses of AIC	(1,494,159)	0	0	(657,249)	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	31,880	6,540	45,023	34,645	32,678	84,712
Increase in:
Post- petition debt	10,654	7,229	0	0	2,417	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	(871)	868	17,058	1,734	24,178	22,375

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	0	0	(36,192)	(5,980)	0	(21,078)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	0	0	(36,192)	(5,980)	0	(21,078)

NET CASH INCREASE (DECREASE)	(871)	868	(19,134)	(4,246)	24,178	1,297

CASE NAME: Acceptance Insurance Companies Inc.
CASE NO: 05-80059	SCHEDULE C
SCHEDULE OF POST PETITION DEBT

	10/31/07	11/30/07	12/31/07	1/31/08	2/29/08	3/31/08
TRADE ACCOUNTS PAYABLE	60,592	67,821	31,629	25,649	28,066	6,988
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	60,592	67,821	31,629	25,649	28,066	6,988